[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Exhibit 10.1

Amendment No. 2 to Collaboration Agreement

This Amendment No. 2 (the “Second Amendment”) is effective as of the 6th June 2025 (the “Second Amendment Effective Date”) by and between Astellas Pharma, Inc. (“Astellas”) and FibroGen, Inc. (“FG”). This Second Amendment amends the Collaboration Agreement entered into by and between Astellas and FG on 1st June 2005, as subsequently amended by the First Amendment, effective 1st January 2013 (collectively, the “Agreement”). Astellas and FG shall be referred to individually herein as a “Party” and collectively as the “Parties”.

Whereas, under the Agreement, Astellas and FG have agreed to modify the calculation of the API Batch Transfer Price as set forth in the Agreement; and

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1)
Unless otherwise defined herein, all capitalized terms and phrases used in this Second Amendment shall have the meanings ascribed to them in the Agreement.

2)
With respect to the calculation of the API Batch Transfer Price as set forth in the second paragraph to Item Number 16 of the First Amendment, such paragraph will be replaced in its entirety with the following:

“The “API Batch Transfer Price” shall be calculated based on (a) [*] to be manufactured by Astellas for the upcoming Astellas fiscal year derived from the manufacturing plan presented in the then-current Astellas supply forecast, and (ii) the [*], and (b) the [*] less (c) Bulk Product Manufacturing Cost.”

In addition, the definition for “FG Yield” shall be deleted from Item Number 16 of the First Amendment.

3)
With respect to updates of the API Batch Transfer Price as set forth in Item Number 17 of the First Amendment, subparagraph (a) shall be replaced in its entirety with the following:

“(a) No later than the end of February of each calendar year, FG shall provide to Astellas [*] for the upcoming Astellas fiscal year based on the manufacturing plan presented in the then-current Astellas supply forecast.”

2nd Amendment to Collaboration Agreement – Astellas Pharma and FibroGen

FibroGen C:00020151.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

4)
Section 20.6 (Notices) of the Agreement is hereby amended to reflect the Parties’ current notice information, including email addresses which may be utilized to provide notice via email transmission (with acknowledgement of receipt of such email) as follows:

Astellas:	[*]
with a copy to:	[*]
FG :	[*]
With a copy to:	[*]

5)
The Agreement, as amended by this Second Amendment, contains the entire understanding of the Parties with respect to the subject matter hereof. The Parties acknowledge that the amendments to the Agreement contained in this Second Amendment are and shall be of no force or effect with respect to the EU Agreement.

6)
Except as otherwise provided herein this Second Amendment, the Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings, either oral or written, heretofore made that conflict with respect to the subject matter herein are expressly superseded in this Second Amendment.

7)
This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed, including electronic signature, and delivered by facsimile, via portable document format (.pdf), or by any other electronic means and that each Party may use such electronic document as evidence of the execution and delivery of this Second Amendment by all Parties to the same extent that an original signature could be used.

2nd Amendment to Collaboration Agreement – Astellas Pharma and FibroGen

FibroGen C:00020151.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to the Agreement as of the Second Amendment Effective Date.

FibroGen, Inc.	Astellas Pharma, Inc.

By: /s/ [*]	By: /s/ [*]
Name: [*]	Name: [*]
Title: [*]	Title: [*]
Date: 2025-Jun-06	Date: 2025 June 25

2nd Amendment to Collaboration Agreement – Astellas Pharma and FibroGen

FibroGen C:00020151.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.